EXHIBIT 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of September 30, 2017

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2016 is derived from or agrees to audited financial information. During the 2017 first quarter, the Company changed its presentation of ‘amortization of intangible assets’ on its consolidated statements of income to split out such item (previously reflected in acquisition expenses and/or other operating expenses) for all periods presented. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

On December 31, 2016, the Company completed the acquisition of United Guaranty Corporation (“UGC”) pursuant to the Stock Purchase Agreement with American International Group, Inc. (“AIG”) entered into on August 15, 2016. As such, the acquisition of UGC is reflected in the Company’s consolidated balance sheets from December 31, 2016 on and in the Company’s consolidated statements of income for the 2017 first quarter on.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	Change	2017	2016	Change
Underwriting results:
Gross premiums written	$1,557,179	$1,214,765	28.2%	$4,697,007	$3,898,025	20.5%
Net premiums written	1,171,676	856,842	36.7%	3,412,542	2,752,678	24.0%
Net premiums earned	1,133,256	847,967	33.6%	3,218,396	2,569,447	25.3%
Underwriting income (loss) (2)	(107,617)	126,268	(185.2)%	304,812	361,253	(15.6)%

Loss ratio	81.4%	53.1%	28.3	61.2%	54.3%	6.9
Acquisition expense ratio	14.3%	15.6%	(1.3)	14.5%	15.8%	(1.3)
Other operating expense ratio	14.3%	17.2%	(2.9)	15.2%	17.2%	(2.0)
Combined ratio	110.0%	85.9%	24.1	90.9%	87.3%	3.6

Net investment income	$94,127	$66,282	42.0%	$282,459	$207,088	36.4%
Per diluted share (3)	$0.70	$0.53	32.1%	$2.03	$1.66	22.3%

Net income (loss) available to Arch common shareholders	$(52,760)	$247,388	(121.3)%	$362,967	$602,272	(39.7)%
Per diluted share (3)	$(0.39)	$1.98	(119.7)%	$2.61	$4.84	(46.1)%

After-tax operating income (loss) available to Arch common shareholders (2)	$(107,133)	$149,600	(171.6)%	$259,751	$435,916	(40.4)%
Per diluted share (3)	$(0.79)	$1.20	(165.8)%	$1.87	$3.50	(46.6)%

Comprehensive income available to Arch	$17,585	$208,790	(91.6)%	$648,861	$754,979	(14.1)%

Cash flow from operations	$439,910	$420,873	4.5%	$860,197	$831,086	3.5%

Weighted average common shares and common share equivalents outstanding - diluted (3)	134,885,451	124,931,653	8.0%	139,222,324	124,528,174	11.8%

Financial measures:
Change in book value per common share during period	0.0%	3.0%	(3.0)	8.0%	11.9%	(3.9)

Annualized return on average common equity	(2.6)%	15.4%	(18.0)	6.2%	13.0%	(6.8)
Annualized operating return on average common equity (2)	(5.3)%	9.3%	(14.6)	4.4%	9.4%	(5.0)

Total return on investments (4)
Including effects of foreign exchange	1.60%	0.88%	72 bps	5.05%	4.03%	102 bps
Excluding effects of foreign exchange	1.26%	0.91%	35 bps	4.24%	4.07%	17 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Due to the net loss recorded in the 2017 third quarter, diluted weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

(4)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Revenues
Net premiums written	$1,325,403	$1,248,695	$1,276,260	$872,315	$1,014,278	$3,850,358	$3,159,076
Change in unearned premiums	(63,517)	(7,821)	(159,243)	96,540	(55,875)	(230,581)	(243,109)
Net premiums earned	1,261,886	1,240,874	1,117,017	968,855	958,403	3,619,777	2,915,967
Net investment income	116,459	111,124	117,874	91,051	93,618	345,457	275,691
Net realized gains (losses)	66,275	21,735	34,153	(93,061)	125,105	122,163	230,647
Net impairment losses recognized in earnings	(1,878)	(1,730)	(1,807)	(13,593)	(3,867)	(5,415)	(16,849)
Other underwriting income	6,064	4,822	4,633	18,922	7,980	15,519	38,251
Equity in net income (loss) of investment funds accounted for using the equity method	31,090	32,706	48,088	16,421	16,662	111,884	32,054
Other income (loss)	(342)	(1,994)	(782)	(368)	(400)	(3,118)	(432)
Total revenues	1,479,554	1,407,537	1,319,176	988,227	1,197,501	4,206,267	3,475,329

Expenses
Losses and loss adjustment expenses	(1,046,141)	(689,860)	(552,570)	(553,875)	(524,183)	(2,288,571)	(1,631,724)
Acquisition expenses	(193,854)	(190,436)	(182,289)	(165,843)	(161,267)	(566,579)	(501,782)
Other operating expenses	(170,127)	(169,981)	(174,719)	(163,342)	(153,286)	(514,827)	(460,748)
Corporate expenses	(17,098)	(24,876)	(27,792)	(36,678)	(18,485)	(69,766)	(45,068)
Amortization of intangible assets	(31,824)	(30,824)	(31,294)	(4,850)	(4,865)	(93,942)	(14,493)
Interest expense	(29,510)	(28,749)	(28,676)	(18,539)	(15,943)	(86,935)	(47,713)
Net foreign exchange gains (losses)	(28,028)	(39,543)	(19,404)	38,176	(2,621)	(86,975)	(1,525)
Total expenses	(1,516,582)	(1,174,269)	(1,016,744)	(904,951)	(880,650)	(3,707,595)	(2,703,053)

Income (loss) before income taxes	(37,028)	233,268	302,432	83,276	316,851	498,672	772,276
Income tax (expense) benefit	(8,189)	(34,169)	(28,397)	12,298	(13,231)	(70,755)	(43,672)
Net income (loss)	(45,217)	199,099	274,035	95,574	303,620	427,917	728,604
Net (income) loss attributable to noncontrolling interests	11,561	(13,932)	(20,908)	(21,561)	(50,748)	(23,279)	(109,879)
Net income (loss) attributable to Arch	(33,656)	185,167	253,127	74,013	252,872	404,638	618,725
Preferred dividends	(12,369)	(11,349)	(11,218)	(11,617)	(5,484)	(34,936)	(16,453)
Loss on redemption of preferred shares	(6,735)	—	—	—	—	(6,735)	—
Net income (loss) available to Arch common shareholders	$(52,760)	$173,818	$241,909	$62,396	$247,388	$362,967	$602,272

Comprehensive income (loss) available to Arch	$17,585	$279,285	$351,991	$(160,280)	$208,790	$648,861	$754,979

Net income (loss) per common share and common share equivalent
Basic	$(0.39)	$1.29	$1.80	$0.51	$2.05	$2.70	$4.99
Diluted (1)	$(0.39)	$1.25	$1.74	$0.50	$1.98	$2.61	$4.84

Weighted average common shares and common share equivalents outstanding
Basic	134,885,451	134,486,664	134,034,927	121,196,248	120,938,916	134,472,129	120,656,420
Diluted (1)	134,885,451	139,244,646	139,047,672	125,427,259	124,931,653	139,222,324	124,528,174

(1)
Due to the net loss recorded in the 2017 third quarter, diluted weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Assets
Investments:
Fixed maturities available for sale, at fair value	$13,792,903	$13,671,011	$13,745,932	$13,426,577	$11,026,929
Short-term investments available for sale, at fair value	1,646,036	914,356	803,619	612,005	1,184,408
Collateral received under securities lending, at fair value	543,252	627,843	538,361	762,565	466,055
Equity securities available for sale, at fair value	477,143	461,017	428,594	518,041	521,587
Other investments available for sale, at fair value	260,339	248,661	228,437	167,970	168,243
Investments accounted for using the fair value option	4,249,634	3,827,408	3,648,120	3,421,220	3,389,573
Investments accounted for using the equity method	962,574	948,856	861,607	811,273	797,542
Total investments	21,931,881	20,699,152	20,254,670	19,719,651	17,554,337
Cash	862,361	740,320	703,754	842,942	578,816
Accrued investment income	101,104	108,562	104,168	124,483	81,907
Securities pledged under securities lending, at fair value	528,212	610,121	525,569	744,980	453,757
Premiums receivable	1,269,678	1,314,564	1,254,048	1,072,435	1,182,708
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,506,015	2,155,107	2,133,148	2,114,138	2,076,248
Contractholder receivables	1,864,348	1,826,966	1,766,340	1,717,436	1,649,441
Ceded unearned premiums	947,135	961,330	941,923	859,567	541,238
Deferred acquisition costs	531,196	506,748	487,925	447,560	418,818
Receivable for securities sold	385,952	212,512	239,678	58,284	285,112
Goodwill and intangible assets	684,405	712,975	750,315	781,553	90,941
Other assets	1,012,510	1,014,282	930,688	889,080	691,569
Total assets	$32,624,797	$30,862,639	$30,092,226	$29,372,109	$25,604,892

Liabilities
Reserve for losses and loss adjustment expenses	$11,351,267	$10,520,511	$10,296,821	$10,200,960	$9,610,189
Unearned premiums	3,751,550	3,679,651	3,631,259	3,406,870	2,671,121
Reinsurance balances payable	352,006	361,000	321,285	300,407	271,688
Contractholder payables	1,864,348	1,826,966	1,766,340	1,717,436	1,649,441
Collateral held for insured obligations	345,726	338,737	327,161	301,406	277,463
Senior notes	1,732,726	1,732,570	1,732,410	1,732,258	791,437
Revolving credit agreement borrowings	826,242	686,452	734,961	756,650	398,100
Securities lending payable	543,243	627,852	538,353	762,554	466,047
Payable for securities purchased	1,091,464	458,722	389,649	76,183	474,041
Other liabilities	788,354	648,099	674,313	806,260	641,115
Total liabilities	22,646,926	20,880,560	20,412,552	20,060,984	17,250,642

Redeemable noncontrolling interests	205,829	205,736	205,644	205,553	205,459

Shareholders’ equity
Non-cumulative preferred shares	772,555	772,555	772,555	772,555	775,000
Convertible non-voting common equivalent preferred shares	489,627	489,627	1,101,304	1,101,304	—
Common shares	610	609	583	582	582
Additional paid-in capital	1,212,960	1,196,884	548,053	531,687	516,204
Retained earnings	8,359,354	8,412,114	8,238,296	7,996,701	7,934,304
Accumulated other comprehensive income (loss), net of deferred income tax	129,682	78,441	(15,677)	(114,541)	119,752
Common shares held in treasury, at cost	(2,053,644)	(2,051,343)	(2,039,270)	(2,034,570)	(2,031,859)
Total shareholders’ equity available to Arch	8,911,144	8,898,887	8,605,844	8,253,718	7,313,983
Non-redeemable noncontrolling interests	860,898	877,456	868,186	851,854	834,808
Total shareholders’ equity	9,772,042	9,776,343	9,474,030	9,105,572	8,148,791
Total liabilities, noncontrolling interests and shareholders’ equity	$32,624,797	$30,862,639	$30,092,226	$29,372,109	$25,604,892

Common shares and common share equivalents outstanding, net of treasury shares	136,540,573	136,354,159	135,790,306	135,550,337	122,675,197
Book value per common share (1)	$59.61	$59.60	$57.69	$55.19	$53.30

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Non-cumulative preferred shares
Balance at beginning of period	$772,555	$772,555	$772,555	$775,000	$325,000	$772,555	$325,000
Preferred shares issued	230,000	—	—	—	450,000	230,000	450,000
Preferred shares redeemed	(230,000)	—	—	(2,445)	—	(230,000)	—
Balance at end of period	$772,555	$772,555	$772,555	$772,555	$775,000	$772,555	$775,000

Convertible non-voting common equivalent preferred shares
Balance at beginning of period	489,627	1,101,304	1,101,304	—	—	1,101,304	—
Preferred shares issued	—	—	—	1,101,304	—	—	—
Preferred shares converted to common shares	—	(611,677)	—	—	—	(611,677)	—
Balance at end of period	489,627	489,627	1,101,304	1,101,304	—	489,627	—

Common shares
Balance at beginning of period	609	583	582	582	581	582	577
Common shares issued, net	1	26	1	—	1	28	5
Balance at end of period	610	609	583	582	582	610	582

Additional paid-in capital
Balance at beginning of period	1,196,884	548,053	531,687	516,204	517,942	531,687	467,339
Preferred shares converted to common shares	—	611,653	—	—	—	611,653	—
Issue costs on preferred shares	(7,946)	—	—	—	(15,101)	(7,946)	(15,101)
Reversal of original issue costs on redeemed preferred shares	6,735	—	—	—	—	6,735	—
All other	17,287	37,178	16,366	15,483	13,363	70,831	63,966
Balance at end of period	1,212,960	1,196,884	548,053	531,687	516,204	1,212,960	516,204

Retained earnings
Balance at beginning of period	8,412,114	8,238,296	7,996,701	7,934,304	7,686,916	7,996,701	7,332,032
Cumulative effect of an accounting change	—	—	(314)	—	—	(314)	—
Balance at beginning of period, as adjusted	8,412,114	8,238,296	7,996,387	7,934,304	7,686,916	7,996,387	7,332,032
Net income (loss)	(45,217)	199,099	274,035	95,574	303,620	427,917	728,604
Amounts attributable to noncontrolling interests	11,561	(13,932)	(20,908)	(21,560)	(50,748)	(23,279)	(109,879)
Preferred share dividends	(12,369)	(11,349)	(11,218)	(11,617)	(5,484)	(34,936)	(16,453)
Loss on redemption of preferred shares	(6,735)	—	—	—	—	(6,735)	—
Balance at end of period	8,359,354	8,412,114	8,238,296	7,996,701	7,934,304	8,359,354	7,934,304

Accumulated other comprehensive income (loss)
Balance at beginning of period	78,441	(15,677)	(114,541)	119,752	163,834	(114,541)	(16,502)
Change in unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax	42,550	75,745	95,748	(219,989)	(38,711)	214,043	142,263
Change in foreign currency translation adjustments	8,691	18,373	3,116	(14,304)	(5,371)	30,180	(6,009)
Balance at end of period	129,682	78,441	(15,677)	(114,541)	119,752	129,682	119,752

Common shares held in treasury, at cost
Balance at beginning of period	(2,051,343)	(2,039,270)	(2,034,570)	(2,031,859)	(2,028,690)	(2,034,570)	(1,941,904)
Shares repurchased for treasury	(2,301)	(12,073)	(4,700)	(2,711)	(3,169)	(19,074)	(89,955)
Balance at end of period	(2,053,644)	(2,051,343)	(2,039,270)	(2,034,570)	(2,031,859)	(2,053,644)	(2,031,859)

Total shareholders’ equity available to Arch	8,911,144	8,898,887	8,605,844	8,253,718	7,313,983	8,911,144	7,313,983
Non-redeemable noncontrolling interests	860,898	877,456	868,186	851,854	834,808	860,898	834,808
Total shareholders’ equity	$9,772,042	$9,776,343	$9,474,030	$9,105,572	$8,148,791	$9,772,042	$8,148,791

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Operating Activities
Net income (loss)	$(45,217)	$199,099	$274,035	$95,574	$303,620	$427,917	$728,604
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(66,959)	(34,130)	(40,855)	83,605	(135,775)	(141,944)	(262,112)
Net impairment losses included in earnings	1,878	1,730	1,807	13,593	3,867	5,415	16,849
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(16,255)	(11,388)	(36,141)	(2,513)	(3,004)	(63,784)	8,157
Amortization of intangible assets	31,824	30,824	31,294	4,850	4,865	93,942	14,493
Share-based compensation	15,569	27,082	15,657	10,270	10,542	58,308	46,311
Changes in:
Reserve for losses and loss adjustment expenses, net	422,310	127,315	53,027	94,967	91,078	602,652	277,277
Unearned premiums, net	63,517	7,821	159,243	(96,540)	55,875	230,581	243,109
Premiums receivable	55,355	(46,148)	(176,350)	127,296	79,905	(167,143)	(198,909)
Deferred acquisition costs	(20,078)	(11,825)	(41,728)	2,309	(7,456)	(73,631)	(40,906)
Reinsurance balances payable	(12,584)	29,998	20,114	(17,656)	(24,514)	37,528	49,198
Other items, net	97,707	25,571	(51,985)	43,750	116,912	71,293	155,068
Net cash provided by operating activities	527,067	345,949	208,118	359,505	495,915	1,081,134	1,037,139
Investing Activities
Purchases of fixed maturity investments	(8,179,803)	(9,422,408)	(10,476,918)	(7,692,255)	(10,298,824)	(28,079,129)	(27,840,555)
Purchases of equity securities	(266,980)	(256,322)	(143,833)	(287,935)	(165,089)	(667,135)	(377,767)
Purchases of other investments	(522,824)	(456,665)	(427,039)	(380,632)	(358,161)	(1,406,528)	(1,008,774)
Proceeds from sales of fixed maturity investments	8,017,794	9,224,934	10,386,746	7,828,042	9,753,375	27,629,474	26,731,924
Proceeds from sales of equity securities	278,809	219,717	253,347	286,824	127,285	751,873	464,904
Proceeds from sales, redemptions and maturities of other investments	324,087	296,976	317,518	269,998	242,795	938,581	879,330
Proceeds from redemptions and maturities of fixed maturity investments	299,680	273,223	174,718	214,184	169,843	747,621	540,823
Net settlements of derivative instruments	(14,968)	(2,063)	(3,921)	(40,464)	(21,778)	(20,952)	23,396
Net (purchases) sales of short-term investments	(519,450)	(47,352)	(397,851)	480,752	(299,702)	(964,653)	(604,162)
Change in cash collateral related to securities lending	(27,001)	(5,253)	180,946	(127,313)	(9,220)	148,692	(27,935)
Acquisitions, net of cash	(27,709)	—	—	(1,971,809)	(19,451)	(27,709)	(20,911)
Purchases of fixed assets	(5,759)	(5,909)	(5,194)	(3,738)	(3,281)	(16,862)	(11,565)
Other	99,937	(33,395)	19,603	(42,089)	(17,232)	86,145	(3,816)
Net cash provided by (used for) investing activities	(544,187)	(214,517)	(121,878)	(1,466,435)	(899,440)	(880,582)	(1,255,108)
Financing Activities
Proceeds from issuance of preferred shares, net	222,054	—	—	—	434,899	222,054	434,899
Redemption of preferred shares	(230,000)	—	—	(2,445)	—	(230,000)	—
Purchases of common shares under share repurchase program	—	—	—	—	—	—	(75,256)
Proceeds from common shares issued, net	(646)	(2,848)	(3,990)	1,367	(2,298)	(7,484)	(3,785)
Proceeds from borrowings	238,915	—	—	1,340,741	—	238,915	46,000
Repayments of borrowings	(100,000)	(50,000)	(22,000)	(40,000)	—	(172,000)	(179,171)
Change in cash collateral related to securities lending	27,001	5,253	(180,946)	127,313	9,220	(148,692)	27,935
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,497)	(4,498)	(4,497)	(13,491)	(13,491)
Other	(7,582)	(36,680)	(5,018)	(28,983)	35,336	(49,280)	33,113
Preferred dividends paid	(12,369)	(11,349)	(11,218)	(11,617)	(5,484)	(34,936)	(16,453)
Net cash provided by (used for) financing activities	132,876	(100,121)	(227,669)	1,381,878	467,176	(194,914)	253,791
Effects of exchange rate changes on foreign currency cash	6,285	5,255	2,241	(10,822)	(1,426)	13,781	(10,332)
Increase (decrease) in cash	122,041	36,566	(139,188)	264,126	62,225	19,419	25,490
Cash beginning of period	740,320	703,754	842,942	578,816	516,591	842,942	553,326
Cash end of period	$862,361	$740,320	$703,754	$842,942	$578,816	$862,361	$578,816

Income taxes paid	$43,972	$3,224	$711	$9,879	$14,123	$47,907	$40,742
Interest paid	$6,578	$52,206	$5,829	$28,054	$3,710	$64,613	$35,234
Non-cash consideration paid in convertible non-voting common equivalent preferred shares	$—	$—	$—	$1,101,304	$—	$—	$—

Net cash provided by operating activities, excluding the ‘other’ segment	$439,910	$274,093	$146,194	$278,827	$420,873	$860,197	$831,086

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL, the President and Chief Operating Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. On December 31, 2016, the Company completed the acquisition of United Guaranty Corporation (“UGC”). The acquisition of UGC expanded the scale of Arch’s existing mortgage insurance businesses by combining UGC’s position as the market leader in the U.S. private mortgage insurance industry with Arch’s financial strength and history of innovation, further diversifying the Company’s business profile and customer base. Arch Mortgage Insurance Company, United Guaranty Residential Insurance Company and United Guaranty Mortgage Indemnity Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, UGC transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. Subsidiaries of the Company act as Watford Re’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford Re’s non-investment grade credit portfolios and the Company manages Watford Re’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$787,447	$422,083	$347,951	$1,557,179	$166,198	$1,648,246
Premiums ceded	(222,516)	(105,389)	(57,900)	(385,503)	(12,471)	(322,843)
Net premiums written	564,931	316,694	290,051	1,171,676	153,727	1,325,403
Change in unearned premiums	(29,766)	6,879	(15,533)	(38,420)	(25,097)	(63,517)
Net premiums earned	535,165	323,573	274,518	1,133,256	128,630	1,261,886
Other underwriting income (loss)	—	1,728	3,599	5,327	737	6,064
Losses and loss adjustment expenses	(568,795)	(318,609)	(35,156)	(922,560)	(123,581)	(1,046,141)
Acquisition expenses	(82,638)	(57,340)	(21,803)	(161,781)	(32,073)	(193,854)
Other operating expenses	(90,875)	(36,214)	(34,770)	(161,859)	(8,268)	(170,127)
Underwriting income (loss)	$(207,143)	$(86,862)	$186,388	(107,617)	(34,555)	(142,172)

Net investment income				94,127	22,332	116,459
Net realized gains (losses)				64,104	2,171	66,275
Net impairment losses recognized in earnings				(1,878)	—	(1,878)
Equity in net income (loss) of investment funds accounted for using the equity method				31,090	—	31,090
Other income (loss)				(342)	—	(342)
Corporate expenses (2)				(14,108)	—	(14,108)
UGC transaction costs and other (2)				(2,990)	—	(2,990)
Amortization of intangible assets				(31,824)	—	(31,824)
Interest expense				(26,264)	(3,246)	(29,510)
Net foreign exchange gains (losses)				(27,785)	(243)	(28,028)
Income (loss) before income taxes				(23,487)	(13,541)	(37,028)
Income tax (expense) benefit				(8,168)	(21)	(8,189)
Net income (loss)				(31,655)	(13,562)	(45,217)
Dividends attributable to redeemable noncontrolling interests				—	(4,586)	(4,586)
Amounts attributable to nonredeemable noncontrolling interests				—	16,147	16,147
Net income (loss) available to Arch				(31,655)	(2,001)	(33,656)
Preferred dividends				(12,369)	—	(12,369)
Loss on redemption of preferred shares				(6,735)	—	(6,735)
Net income (loss) available to Arch common shareholders				$(50,759)	$(2,001)	$(52,760)

Underwriting Ratios
Loss ratio	106.3%	98.5%	12.8%	81.4%	96.1%	82.9%
Acquisition expense ratio	15.4%	17.7%	7.9%	14.3%	24.9%	15.4%
Other operating expense ratio	17.0%	11.2%	12.7%	14.3%	6.4%	13.5%
Combined ratio	138.7%	127.4%	33.4%	110.0%	127.4%	111.8%

Net premiums written to gross premiums written	71.7%	75.0%	83.4%	75.2%	92.5%	80.4%

Total investable assets				$19,696,187	$2,304,821	$22,001,008
Total assets				29,523,275	3,101,522	32,624,797
Total liabilities				20,733,468	1,913,458	22,646,926

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$758,934	$324,361	$131,726	$1,214,765	$163,736	$1,278,765
Premiums ceded	(217,446)	(89,551)	(51,182)	(357,923)	(6,300)	(264,487)
Net premiums written	541,488	234,810	80,544	856,842	157,436	1,014,278
Change in unearned premiums	(22,410)	17,117	(3,582)	(8,875)	(47,000)	(55,875)
Net premiums earned	519,078	251,927	76,962	847,967	110,436	958,403
Other underwriting income	—	2,216	4,740	6,956	1,024	7,980
Losses and loss adjustment expenses	(332,845)	(105,924)	(11,107)	(449,876)	(74,307)	(524,183)
Acquisition expenses	(77,146)	(50,192)	(5,190)	(132,528)	(28,739)	(161,267)
Other operating expenses	(86,613)	(35,389)	(24,249)	(146,251)	(7,035)	(153,286)
Underwriting income (loss)	$22,474	$62,638	$41,156	126,268	1,379	127,647

Net investment income				66,282	27,336	93,618
Net realized gains (losses)				95,946	29,159	125,105
Net impairment losses recognized in earnings				(3,867)	—	(3,867)
Equity in net income (loss) of investment funds accounted for using the equity method				16,662	—	16,662
Other income (loss)				(400)	—	(400)
Corporate expenses (2)				(11,343)	—	(11,343)
UGC transaction costs and other (2)				(7,142)	—	(7,142)
Amortization of intangible assets				(4,865)	—	(4,865)
Interest expense				(12,924)	(3,019)	(15,943)
Net foreign exchange gains (losses)				(4,232)	1,611	(2,621)
Income before income taxes				260,385	56,466	316,851
Income tax (expense) benefit				(13,232)	1	(13,231)
Net income				247,153	56,467	303,620
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	(46,160)	(46,160)
Net income available to Arch				247,153	5,719	252,872
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$241,669	$5,719	$247,388

Underwriting Ratios
Loss ratio	64.1%	42.0%	14.4%	53.1%	67.3%	54.7%
Acquisition expense ratio	14.9%	19.9%	6.7%	15.6%	26.0%	16.8%
Other operating expense ratio	16.7%	14.0%	31.5%	17.2%	6.4%	16.0%
Combined ratio	95.7%	75.9%	52.6%	85.9%	99.7%	87.5%

Net premiums written to gross premiums written	71.3%	72.4%	61.1%	70.5%	96.2%	79.3%

Total investable assets				$16,042,720	$1,837,011	$17,879,731
Total assets				23,087,058	2,517,834	25,604,892
Total liabilities				15,891,181	1,359,461	17,250,642

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,313,630	$1,351,051	$1,032,800	$4,697,007	$473,131	$4,915,895
Premiums ceded	(704,057)	(386,743)	(194,139)	(1,284,465)	(35,315)	(1,065,537)
Net premiums written	1,609,573	964,308	838,661	3,412,542	437,816	3,850,358
Change in unearned premiums	(51,188)	(81,182)	(61,776)	(194,146)	(36,435)	(230,581)
Net premiums earned	1,558,385	883,126	776,885	3,218,396	401,381	3,619,777
Other underwriting income (loss)	—	1,143	11,999	13,142	2,377	15,519
Losses and loss adjustment expenses	(1,252,375)	(631,669)	(84,915)	(1,968,959)	(319,612)	(2,288,571)
Acquisition expenses	(236,378)	(154,638)	(76,235)	(467,251)	(99,328)	(566,579)
Other operating expenses	(271,268)	(110,458)	(108,790)	(490,516)	(24,311)	(514,827)
Underwriting income (loss)	$(201,636)	$(12,496)	$518,944	304,812	(39,493)	265,319

Net investment income				282,459	62,998	345,457
Net realized gains (losses)				110,662	11,501	122,163
Net impairment losses recognized in earnings				(5,415)	—	(5,415)
Equity in net income (loss) of investment funds accounted for using the equity method				111,884	—	111,884
Other income (loss)				(3,118)	—	(3,118)
Corporate expenses (2)				(48,517)	—	(48,517)
UGC transaction costs and other (2)				(21,249)	—	(21,249)
Amortization of intangible assets				(93,942)	—	(93,942)
Interest expense				(77,932)	(9,003)	(86,935)
Net foreign exchange gains (losses)				(85,451)	(1,524)	(86,975)
Income before income taxes				474,193	24,479	498,672
Income tax (expense) benefit				(70,734)	(21)	(70,755)
Net income				403,459	24,458	427,917
Dividends attributable to redeemable noncontrolling interests				—	(13,756)	(13,756)
Amounts attributable to nonredeemable noncontrolling interests				—	(9,523)	(9,523)
Net income available to Arch				403,459	1,179	404,638
Preferred dividends				(34,936)	—	(34,936)
Loss on redemption of preferred shares				(6,735)	—	(6,735)
Net income available to Arch common shareholders				$361,788	$1,179	$362,967

Underwriting Ratios
Loss ratio	80.4%	71.5%	10.9%	61.2%	79.6%	63.2%
Acquisition expense ratio	15.2%	17.5%	9.8%	14.5%	24.7%	15.7%
Other operating expense ratio	17.4%	12.5%	14.0%	15.2%	6.1%	14.2%
Combined ratio	113.0%	101.5%	34.7%	90.9%	110.4%	93.1%

Net premiums written to gross premiums written	69.6%	71.4%	81.2%	72.7%	92.5%	78.3%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,319,530	$1,217,804	$361,440	$3,898,025	$421,627	$4,046,667
Premiums ceded	(713,110)	(370,068)	(62,918)	(1,145,347)	(15,229)	(887,591)
Net premiums written	1,606,420	847,736	298,522	2,752,678	406,398	3,159,076
Change in unearned premiums	(46,603)	(43,345)	(93,283)	(183,231)	(59,878)	(243,109)
Net premiums earned	1,559,817	804,391	205,239	2,569,447	346,520	2,915,967
Other underwriting income	—	22,659	12,670	35,329	2,922	38,251
Losses and loss adjustment expenses	(1,011,087)	(363,613)	(20,102)	(1,394,802)	(236,922)	(1,631,724)
Acquisition expenses	(228,806)	(160,706)	(16,947)	(406,459)	(95,323)	(501,782)
Other operating expenses	(263,111)	(108,561)	(70,590)	(442,262)	(18,486)	(460,748)
Underwriting income (loss)	$56,813	$194,170	$110,270	361,253	(1,289)	359,964

Net investment income				207,088	68,603	275,691
Net realized gains (losses)				168,735	61,912	230,647
Net impairment losses recognized in earnings				(16,849)	—	(16,849)
Equity in net income (loss) of investment funds accounted for using the equity method				32,054	—	32,054
Other income (loss)				(432)	—	(432)
Corporate expenses (2)				(37,926)	—	(37,926)
UGC transaction costs and other (2)				(7,142)	—	(7,142)
Amortization of intangible assets				(14,493)	—	(14,493)
Interest expense				(37,983)	(9,730)	(47,713)
Net foreign exchange gains (losses)				(3,812)	2,287	(1,525)
Income before income taxes				650,493	121,783	772,276
Income tax (expense) benefit				(43,673)	1	(43,672)
Net income				606,820	121,784	728,604
Dividends attributable to redeemable noncontrolling interests				—	(13,761)	(13,761)
Amounts attributable to nonredeemable noncontrolling interests				—	(96,118)	(96,118)
Net income available to Arch				606,820	11,905	618,725
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$590,367	$11,905	$602,272

Underwriting Ratios
Loss ratio	64.8%	45.2%	9.8%	54.3%	68.4%	56.0%
Acquisition expense ratio	14.7%	20.0%	8.3%	15.8%	27.5%	17.2%
Other operating expense ratio	16.9%	13.5%	34.4%	17.2%	5.3%	15.8%
Combined ratio	96.4%	78.7%	52.5%	87.3%	101.2%	89.0%

Net premiums written to gross premiums written	69.3%	69.6%	82.6%	70.6%	96.4%	78.1%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Gross premiums written	$787,447	$743,902	$782,281	$707,519	$758,934	$2,313,630	$2,319,530
Premiums ceded	(222,516)	(247,446)	(234,095)	(241,658)	(217,446)	(704,057)	(713,110)
Net premiums written	564,931	496,456	548,186	465,861	541,488	1,609,573	1,606,420
Change in unearned premiums	(29,766)	21,118	(42,540)	48,226	(22,410)	(51,188)	(46,603)
Net premiums earned	535,165	517,574	505,646	514,087	519,078	1,558,385	1,559,817
Other underwriting income	—	—	—	—	—	—	—
Losses and loss adjustment expenses	(568,795)	(350,939)	(332,641)	(348,226)	(332,845)	(1,252,375)	(1,011,087)
Acquisition expenses	(82,638)	(78,872)	(74,868)	(75,244)	(77,146)	(236,378)	(228,806)
Other operating expenses	(90,875)	(92,267)	(88,126)	(87,149)	(86,613)	(271,268)	(263,111)
Underwriting income (loss)	$(207,143)	$(4,504)	$10,011	$3,468	$22,474	$(201,636)	$56,813

Underwriting Ratios
Loss ratio	106.3%	67.8%	65.8%	67.7%	64.1%	80.4%	64.8%
Acquisition expense ratio	15.4%	15.2%	14.8%	14.6%	14.9%	15.2%	14.7%
Other operating expense ratio	17.0%	17.8%	17.4%	17.0%	16.7%	17.4%	16.9%
Combined ratio	138.7%	100.8%	98.0%	99.3%	95.7%	113.0%	96.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	40.1%	1.6%	0.5%	4.6%	0.3%	14.5%	1.5%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(0.3)%	(0.2)%	(0.3)%	(1.5)%	(2.3)%	(0.2)%	(1.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	98.9%	99.4%	97.8%	96.2%	97.7%	98.7%	96.2%

Net premiums written to gross premiums written	71.7%	66.7%	70.1%	65.8%	71.3%	69.6%	69.3%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2017		2017		2017		2016		2016		2017		2016
Net premiums written
Professional lines (1)	$120,509	21.3%	$110,784	22.3%	$108,468	19.8%	$103,965	22.3%	$119,198	22.0%	$339,761	21.1%	$336,184	20.9%
Programs	109,805	19.4%	93,428	18.8%	99,957	18.2%	73,953	15.9%	91,165	16.8%	303,190	18.8%	256,369	16.0%
Construction and national accounts	66,053	11.7%	73,474	14.8%	99,977	18.2%	74,158	15.9%	65,105	12.0%	239,504	14.9%	254,839	15.9%
Travel, accident and health	71,386	12.6%	52,690	10.6%	65,528	12.0%	49,208	10.6%	63,453	11.7%	189,604	11.8%	175,172	10.9%
Excess and surplus casualty (2)	43,853	7.8%	45,222	9.1%	45,832	8.4%	46,719	10.0%	54,075	10.0%	134,907	8.4%	168,144	10.5%
Property, energy, marine and aviation	48,396	8.6%	46,031	9.3%	40,104	7.3%	33,115	7.1%	42,092	7.8%	134,531	8.4%	142,261	8.9%
Lenders products	25,732	4.6%	21,459	4.3%	24,705	4.5%	26,979	5.8%	28,633	5.3%	71,896	4.5%	78,671	4.9%
Other (3)	79,197	14.0%	53,368	10.7%	63,615	11.6%	57,764	12.4%	77,767	14.4%	196,180	12.2%	194,780	12.1%
Total	$564,931	100.0%	$496,456	100.0%	$548,186	100.0%	$465,861	100.0%	$541,488	100.0%	$1,609,573	100.0%	$1,606,420	100.0%

Client location
United States	$456,713	80.8%	$413,537	83.3%	$456,579	83.3%	$385,026	82.6%	$446,403	82.4%	$1,326,829	82.4%	$1,333,389	83.0%
Europe	43,984	7.8%	40,591	8.2%	56,053	10.2%	35,588	7.6%	38,432	7.1%	140,628	8.7%	137,835	8.6%
Asia and Pacific	33,406	5.9%	19,171	3.9%	18,975	3.5%	26,053	5.6%	28,507	5.3%	71,552	4.4%	67,699	4.2%
Other	30,828	5.5%	23,157	4.7%	16,579	3.0%	19,194	4.1%	28,146	5.2%	70,564	4.4%	67,497	4.2%
Total	$564,931	100.0%	$496,456	100.0%	$548,186	100.0%	$465,861	100.0%	$541,488	100.0%	$1,609,573	100.0%	$1,606,420	100.0%

Underwriting location
United States	$454,274	80.4%	$404,137	81.4%	$448,616	81.8%	$378,121	81.2%	$442,422	81.7%	$1,307,027	81.2%	$1,312,087	81.7%
Europe	94,711	16.8%	75,254	15.2%	88,345	16.1%	73,287	15.7%	85,279	15.7%	258,310	16.0%	253,747	15.8%
Other	15,946	2.8%	17,065	3.4%	11,225	2.0%	14,453	3.1%	13,787	2.5%	44,236	2.7%	40,586	2.5%
Total	$564,931	100.0%	$496,456	100.0%	$548,186	100.0%	$465,861	100.0%	$541,488	100.0%	$1,609,573	100.0%	$1,606,420	100.0%

Net premiums earned
Professional lines (1)	$113,146	21.1%	$108,375	20.9%	$108,638	21.5%	$107,277	20.9%	$110,614	21.3%	$330,159	21.2%	$324,114	20.8%
Programs	94,353	17.6%	87,582	16.9%	85,180	16.8%	83,730	16.3%	84,889	16.4%	267,115	17.1%	273,985	17.6%
Construction and national accounts	77,779	14.5%	80,848	15.6%	77,423	15.3%	80,525	15.7%	80,090	15.4%	236,050	15.1%	241,547	15.5%
Travel, accident and health	66,136	12.4%	63,436	12.3%	58,481	11.6%	54,706	10.6%	57,097	11.0%	188,053	12.1%	164,463	10.5%
Excess and surplus casualty (2)	47,852	8.9%	48,850	9.4%	51,007	10.1%	52,239	10.2%	54,687	10.5%	147,709	9.5%	166,807	10.7%
Property, energy, marine and aviation	46,906	8.8%	41,423	8.0%	38,078	7.5%	47,521	9.2%	45,304	8.7%	126,407	8.1%	141,417	9.1%
Lenders products	23,499	4.4%	24,562	4.7%	24,099	4.8%	26,018	5.1%	25,090	4.8%	72,160	4.6%	72,499	4.6%
Other (3)	65,494	12.2%	62,498	12.1%	62,740	12.4%	62,071	12.1%	61,307	11.8%	190,732	12.2%	174,985	11.2%
Total	$535,165	100.0%	$517,574	100.0%	$505,646	100.0%	$514,087	100.0%	$519,078	100.0%	$1,558,385	100.0%	$1,559,817	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Gross premiums written	$422,083	$453,186	$475,782	$276,593	$324,361	$1,351,051	$1,217,804
Premiums ceded	(105,389)	(115,262)	(166,092)	(70,473)	(89,551)	(386,743)	(370,068)
Net premiums written	316,694	337,924	309,690	206,120	234,810	964,308	847,736
Change in unearned premiums	6,879	(23,222)	(64,839)	45,721	17,117	(81,182)	(43,345)
Net premiums earned	323,573	314,702	244,851	251,841	251,927	883,126	804,391
Other underwriting income	1,728	(279)	(306)	13,744	2,216	1,143	22,659
Losses and loss adjustment expenses	(318,609)	(207,606)	(105,454)	(112,149)	(105,924)	(631,669)	(363,613)
Acquisition expenses	(57,340)	(51,151)	(46,147)	(51,552)	(50,192)	(154,638)	(160,706)
Other operating expenses	(36,214)	(36,711)	(37,533)	(34,055)	(35,389)	(110,458)	(108,561)
Underwriting income (loss)	$(86,862)	$18,955	$55,411	$67,829	$62,638	$(12,496)	$194,170

Underwriting Ratios
Loss ratio	98.5%	66.0%	43.1%	44.5%	42.0%	71.5%	45.2%
Acquisition expense ratio	17.7%	16.3%	18.8%	20.5%	19.9%	17.5%	20.0%
Other operating expense ratio	11.2%	11.7%	15.3%	13.5%	14.0%	12.5%	13.5%
Combined ratio	127.4%	94.0%	77.2%	78.5%	75.9%	101.5%	78.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	41.2%	5.2%	4.0%	4.1%	3.5%	18.1%	3.5%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(10.7)%	(12.3)%	(24.4)%	(16.7)%	(24.0)%	(15.1)%	(21.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	96.9%	101.1%	97.6%	91.1%	96.4%	98.5%	96.4%

Net premiums written to gross premiums written	75.0%	74.6%	65.1%	74.5%	72.4%	71.4%	69.6%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2017		2017		2017		2016		2016		2017		2016
Net premiums written
Other specialty (1)	$101,400	32.0%	$155,328	46.0%	$114,418	36.9%	$59,920	29.1%	$74,169	31.6%	$371,146	38.5%	$288,932	34.1%
Casualty (2)	113,446	35.8%	63,054	18.7%	110,620	35.7%	57,972	28.1%	59,242	25.2%	287,120	29.8%	247,280	29.2%
Property excluding property catastrophe (3)	63,943	20.2%	69,115	20.5%	75,387	24.3%	53,261	25.8%	70,733	30.1%	208,445	21.6%	214,287	25.3%
Property catastrophe	28,123	8.9%	37,127	11.0%	(7,477)	(2.4)%	16,520	8.0%	19,793	8.4%	57,773	6.0%	59,269	7.0%
Marine and aviation	2,037	0.6%	8,932	2.6%	9,541	3.1%	13,352	6.5%	5,435	2.3%	20,510	2.1%	24,438	2.9%
Other (4)	7,745	2.4%	4,368	1.3%	7,201	2.3%	5,095	2.5%	5,438	2.3%	19,314	2.0%	13,530	1.6%
Total	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$964,308	100.0%	$847,736	100.0%

Pro rata	$206,948	65.3%	$200,893	59.4%	$129,016	41.7%	$152,951	74.2%	$147,280	62.7%	$536,857	55.7%	$405,720	47.9%
Excess of loss	109,746	34.7%	137,031	40.6%	180,674	58.3%	53,169	25.8%	87,530	37.3%	427,451	44.3%	442,016	52.1%
Total	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$964,308	100.0%	$847,736	100.0%

Client location
United States	$168,238	53.1%	$114,481	33.9%	$113,259	36.6%	$75,801	36.8%	$112,007	47.7%	$395,978	41.1%	$372,962	44.0%
Europe	95,197	30.1%	139,479	41.3%	142,952	46.2%	57,445	27.9%	57,207	24.4%	377,628	39.2%	279,723	33.0%
Bermuda	4,607	1.5%	24,869	7.4%	13,109	4.2%	24,481	11.9%	14,416	6.1%	42,585	4.4%	49,866	5.9%
Asia and Pacific	30,531	9.6%	31,237	9.2%	18,427	6.0%	26,227	12.7%	28,794	12.3%	80,195	8.3%	85,594	10.1%
Other	18,121	5.7%	27,858	8.2%	21,943	7.1%	22,166	10.8%	22,386	9.5%	67,922	7.0%	59,591	7.0%
Total	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$964,308	100.0%	$847,736	100.0%

Underwriting location
Bermuda	$111,422	35.2%	$135,602	40.1%	$42,183	13.6%	$59,921	29.1%	$60,651	25.8%	$289,207	30.0%	$217,704	25.7%
United States	102,504	32.4%	102,692	30.4%	117,572	38.0%	85,597	41.5%	106,400	45.3%	322,768	33.5%	347,086	40.9%
Europe and other	102,768	32.5%	99,630	29.5%	149,935	48.4%	60,602	29.4%	67,759	28.9%	352,333	36.5%	282,946	33.4%
Total	$316,694	100.0%	$337,924	100.0%	$309,690	100.0%	$206,120	100.0%	$234,810	100.0%	$964,308	100.0%	$847,736	100.0%

Net premiums earned
Other specialty (1)	$96,090	29.7%	$141,565	45.0%	$69,965	28.6%	$69,566	27.6%	$76,686	30.4%	$307,620	34.8%	$260,428	32.4%
Casualty (2)	117,255	36.2%	79,903	25.4%	72,968	29.8%	74,536	29.6%	69,414	27.6%	270,126	30.6%	225,624	28.0%
Property excluding property catastrophe (3)	65,049	20.1%	62,884	20.0%	69,852	28.5%	72,028	28.6%	72,550	28.8%	197,785	22.4%	209,990	26.1%
Property catastrophe	30,039	9.3%	15,759	5.0%	16,177	6.6%	18,445	7.3%	17,582	7.0%	61,975	7.0%	55,358	6.9%
Marine and aviation	6,801	2.1%	9,986	3.2%	9,490	3.9%	11,806	4.7%	10,336	4.1%	26,277	3.0%	40,773	5.1%
Other (4)	8,339	2.6%	4,605	1.5%	6,399	2.6%	5,460	2.2%	5,359	2.1%	19,343	2.2%	12,218	1.5%
Total	$323,573	100.0%	$314,702	100.0%	$244,851	100.0%	$251,841	100.0%	$251,927	100.0%	$883,126	100.0%	$804,391	100.0%

Pro rata	$188,874	58.4%	$181,988	57.8%	$133,092	54.4%	$135,711	53.9%	$132,649	52.7%	$503,954	57.1%	$426,275	53.0%
Excess of loss	134,699	41.6%	132,714	42.2%	111,759	45.6%	116,130	46.1%	119,278	47.3%	379,172	42.9%	378,116	47.0%
Total	$323,573	100.0%	$314,702	100.0%	$244,851	100.0%	$251,841	100.0%	$251,927	100.0%	$883,126	100.0%	$804,391	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3)  Includes facultative business.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Gross premiums written	$347,951	$336,226	$348,623	$138,285	$131,726	$1,032,800	$361,440
Premiums ceded	(57,900)	(62,314)	(73,925)	(45,341)	(51,182)	(194,139)	(62,918)
Net premiums written	290,051	273,912	274,698	92,944	80,544	838,661	298,522
Change in unearned premiums	(15,533)	(16,068)	(30,175)	(11,467)	(3,582)	(61,776)	(93,283)
Net premiums earned	274,518	257,844	244,523	81,477	76,962	776,885	205,239
Other underwriting income (1)	3,599	4,277	4,123	4,354	4,740	11,999	12,670
Losses and loss adjustment expenses	(35,156)	(20,694)	(29,065)	(8,841)	(11,107)	(84,915)	(20,102)
Acquisition expenses	(21,803)	(25,666)	(28,766)	(4,843)	(5,190)	(76,235)	(16,947)
Other operating expenses	(34,770)	(32,150)	(41,870)	(26,082)	(24,249)	(108,790)	(70,590)
Underwriting income	$186,388	$183,611	$148,945	$46,065	$41,156	$518,944	$110,270

Underwriting Ratios
Loss ratio	12.8%	8.0%	11.9%	10.9%	14.4%	10.9%	9.8%
Acquisition expense ratio	7.9%	10.0%	11.8%	5.9%	6.7%	9.8%	8.3%
Other operating expense ratio	12.7%	12.5%	17.1%	32.0%	31.5%	14.0%	34.4%
Combined ratio	33.4%	30.5%	40.8%	48.8%	52.6%	34.7%	52.5%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(7.8)%	(11.5)%	(9.6)%	(6.0)%	(3.2)%	(9.6)%	(7.9)%
Combined ratio excluding prior year development (2)	41.2%	42.0%	50.4%	54.8%	55.8%	44.3%	60.4%

Net premiums written to gross premiums written	83.4%	81.5%	78.8%	67.2%	61.1%	81.2%	82.6%

Net premiums written by client location
United States	$262,028	$253,456	$241,136	$80,957	$77,488	$756,620	$199,552
Other	28,023	20,456	33,562	11,987	3,056	82,041	98,970
Total	$290,051	$273,912	$274,698	$92,944	$80,544	$838,661	$298,522
United States %	90.3%	92.5%	87.8%	87.1%	96.2%	90.2%	66.8%
Other %	9.7%	7.5%	12.2%	12.9%	3.8%	9.8%	33.2%

Net premiums written by underwriting location
United States	$235,447	$227,266	$216,729	$58,818	$50,236	$679,442	$128,008
Other	54,604	46,646	57,969	34,126	30,308	159,219	170,514
Total	$290,051	$273,912	$274,698	$92,944	$80,544	$838,661	$298,522
United States %	81.2%	83.0%	78.9%	63.3%	62.4%	81.0%	42.9%
Other %	18.8%	17.0%	21.1%	36.7%	37.6%	19.0%	57.1%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$250,375	72.3%	$244,235	73.4%	$237,769	73.1%	$234,518	74.3%
Mortgage reinsurance	26,869	7.8%	26,120	7.8%	25,846	7.9%	24,315	7.7%
Other (2)	68,925	19.9%	62,503	18.8%	61,596	18.9%	56,776	18.0%
Total	$346,169	100.0%	$332,858	100.0%	$325,211	100.0%	$315,609	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$64,005	92.5%	$62,362	92.6%	$60,591	92.5%	$59,712	92.7%
Mortgage reinsurance	2,433	3.5%	2,453	3.6%	2,494	3.8%	2,489	3.9%
Other (2)	2,742	4.0%	2,517	3.7%	2,409	3.7%	2,242	3.5%
Total	$69,180	100.0%	$67,332	100.0%	$65,494	100.0%	$64,443	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$37,297	58.3%	$36,378	58.3%	$35,396	58.4%	$34,867	58.4%
680-739	20,822	32.5%	20,122	32.3%	19,343	31.9%	18,976	31.8%
620-679	5,178	8.1%	5,118	8.2%	5,065	8.4%	5,050	8.5%
<620	708	1.1%	744	1.2%	787	1.3%	819	1.4%
Total	$64,005	100.0%	$62,362	100.0%	$60,591	100.0%	$59,712	100.0%
Weighted average FICO score	743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$6,175	9.6%	$5,983	9.6%	$5,808	9.6%	$5,781	9.7%
90.01% to 95.00%	35,703	55.8%	34,718	55.7%	33,617	55.5%	32,986	55.2%
85.01% to 90.00%	19,247	30.1%	18,810	30.2%	18,346	30.3%	18,140	30.4%
85.00% and below	2,880	4.5%	2,851	4.6%	2,820	4.7%	2,805	4.7%
Total	$64,005	100.0%	$62,362	100.0%	$60,591	100.0%	$59,712	100.0%
Weighted average LTV	92.9%		92.8%		92.9%		92.9%

Total RIF by State:
Texas	$5,120	8.0%	$5,075	8.1%	$4,995	8.2%	$4,961	8.3%
California	3,671	5.7%	3,524	5.7%	3,333	5.5%	3,222	5.4%
Florida	2,764	4.3%	2,622	4.2%	2,467	4.1%	2,367	4.0%
Virginia	2,743	4.3%	2,691	4.3%	2,625	4.3%	2,586	4.3%
North Carolina	2,378	3.7%	2,346	3.8%	2,278	3.8%	2,245	3.8%
Washington	2,312	3.6%	2,311	3.7%	2,313	3.8%	2,331	3.9%
Georgia	2,293	3.6%	2,239	3.6%	2,153	3.6%	2,111	3.5%
Maryland	2,209	3.5%	2,160	3.5%	2,107	3.5%	2,080	3.5%
Illinois	2,200	3.4%	2,157	3.5%	2,109	3.5%	2,090	3.5%
Minnesota	2,138	3.3%	2,072	3.3%	2,003	3.3%	1,986	3.3%
Others	36,177	56.5%	35,165	56.4%	34,208	56.5%	33,733	56.5%
Total	$64,005	100.0%	$62,362	100.0%	$60,591	100.0%	$59,712	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.6%		25.5%		25.5%		25.5%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$47,980		$45,774		$43,606		$42,183
Analysts’ persistency (5)	80.2%		78.1%		76.6%		76.1%
Risk-to-capital ratio -- Arch MI U.S. (6)	11.2:1		12.0:1		12.0:1		12.4:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	122%		122%		122%		116%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital

by the insurance coverage percentage specified in the policy for insurance policies issued and        (estimate for September 30, 2017).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for September 30, 2017).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Nine Months Ended
	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2017
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$17,683		$17,303		$12,660		$8,788		$47,646

Total NIW by credit quality (FICO score):
>=740	$10,063	56.9%	$9,814	56.7%	$7,184	56.7%	$5,181	59.0%	$27,061	56.8%
680-739	6,357	35.9%	6,274	36.3%	4,615	36.5%	3,124	35.5%	17,246	36.2%
620-679	1,263	7.1%	1,215	7.0%	861	6.8%	483	5.5%	3,339	7.0%
Total	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$8,788	100.0%	$47,646	100.0%

Total NIW by LTV:
95.01% and above	$1,757	9.9%	$1,700	9.8%	$972	7.7%	$543	6.2%	$4,429	9.3%
90.01% to 95.00%	8,406	47.5%	8,372	48.4%	5,985	47.3%	4,175	47.5%	22,763	47.8%
85.01% to 90.00%	5,668	32.1%	5,462	31.6%	4,061	32.1%	2,815	32.0%	15,191	31.9%
85.01% and below	1,852	10.5%	1,769	10.2%	1,642	13.0%	1,255	14.3%	5,263	11.0%
Total	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$8,788	100.0%	$47,646	100.0%

Total NIW monthly vs. single:
Monthly	$15,392	87.0%	$14,832	85.7%	$10,368	81.9%	$7,778	88.5%	$40,592	85.2%
Single	2,291	13.0%	2,471	14.3%	2,292	18.1%	1,010	11.5%	7,054	14.8%
Total	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$8,788	100.0%	$47,646	100.0%

Total NIW purchase vs. refinance:
Purchase	$16,460	93.1%	$16,063	92.8%	$10,720	84.7%	$6,964	79.2%	$43,243	90.8%
Refinance	1,223	6.9%	1,240	7.2%	1,940	15.3%	1,824	20.8%	4,403	9.2%
Total	$17,683	100.0%	$17,303	100.0%	$12,660	100.0%	$8,788	100.0%	$47,646	100.0%

Ending number of policies in force (PIF) (3)	1,202,619		1,183,659		1,164,929		1,153,630

Rollforward of insured loans in default:
Beginning delinquent number of loans	23,903		26,234		29,691		2,423		29,691
Plus: new notices	9,028		8,858		9,863		1,161		27,749
Less: cures	(7,891)		(9,078)		(11,707)		(1,028)		(28,676)
Less: paid claims	(1,270)		(2,111)		(1,613)		(153)		(4,994)
Plus: acquired delinquent loans (3)	—		—		—		27,288		—
Ending delinquent number of loans (3)	23,770		23,903		26,234		29,691		23,770

Ending percentage of loans in default (3)	1.98%		2.02%		2.25%		2.57%

Losses:
Number of claims paid	1,270		2,111		1,613		153		4,994
Total paid claims (in thousands)	$59,832		$85,539		$70,784		$6,080		$216,155
Average per claim (in thousands)	$47.1		$40.5		$43.9		$39.7		$43.3
Severity (2)	103.5%		104.4%		102.0%		92.3%		103.1%

Average reserve per default (in thousands) (3)	$19.3		$20.4		$20.4		$20.5

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2017
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total
Supplemental disclosures for U.S. primary mortgage insurance:
Policy year:
2007 and prior	72.2%	$22,206	8.9%	5,052	7.9%	10.30%
2008	11.7%	5,192	2.1%	1,273	2.0%	6.27%
2009	0.7%	1,192	0.5%	282	0.4%	2.72%
2010	0.6%	1,368	0.5%	369	0.6%	1.70%
2011	1.0%	4,415	1.8%	1,205	1.9%	1.09%
2012	1.7%	14,995	6.0%	4,101	6.4%	0.60%
2013	3.5%	22,719	9.1%	6,217	9.7%	0.77%
2014	2.5%	24,747	9.9%	6,582	10.3%	0.81%
2015	2.6%	44,453	17.8%	11,417	17.8%	0.47%
2016	3.1%	63,805	25.5%	16,027	25.0%	0.32%
2017	0.4%	45,283	18.1%	11,480	17.9%	0.06%
Total	100.0%	$250,375	100.0%	$64,005	100.0%	1.98%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $481.5 million at September 30, 2017.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$577,726	$521,463	$464,942	$431,071	$407,352	$1,564,131	$1,282,928
Change in unpaid losses and loss adjustment expenses	344,834	57,776	2,218	38,145	42,524	404,828	111,874
Total losses and loss adjustment expenses	$922,560	$579,239	$467,160	$469,216	$449,876	$1,968,959	$1,394,802

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(1,631)	$(784)	$(1,274)	$(7,523)	$(12,043)	$(3,689)	$(20,353)
Reinsurance	(34,731)	(38,720)	(59,708)	(41,965)	(60,374)	(133,159)	(170,504)
Mortgage	(21,518)	(29,779)	(23,561)	(4,911)	(2,498)	(74,858)	(16,299)
Total	$(57,880)	$(69,283)	$(84,543)	$(54,399)	$(74,915)	$(211,706)	$(207,156)
Impact on losses and loss adjustment expenses:
Insurance	$(3,041)	$(1,977)	$(2,140)	$(8,281)	$(13,716)	$(7,158)	$(24,771)
Reinsurance	(36,521)	(39,535)	(57,248)	(42,096)	(59,481)	(133,304)	(176,681)
Mortgage	(21,514)	(29,798)	(23,561)	(4,911)	(2,498)	(74,873)	(16,299)
Total	$(61,076)	$(71,310)	$(82,949)	$(55,288)	$(75,695)	$(215,335)	$(217,751)
Impact on acquisition expenses:
Insurance	$1,410	$1,193	$866	$758	$1,673	$3,469	$4,418
Reinsurance	1,790	815	(2,460)	131	(893)	145	6,177
Mortgage	(4)	19	—	—	—	15	—
Total	$3,196	$2,027	$(1,594)	$889	$780	$3,629	$10,595
Impact on combined ratio:
Insurance	(0.3)%	(0.2)%	(0.3)%	(1.5)%	(2.3)%	(0.2)%	(1.3)%
Reinsurance	(10.7)%	(12.3)%	(24.4)%	(16.7)%	(24.0)%	(15.1)%	(21.2)%
Mortgage	(7.8)%	(11.5)%	(9.6)%	(6.0)%	(3.2)%	(9.6)%	(7.9)%
Total	(5.1)%	(6.4)%	(8.5)%	(6.4)%	(8.8)%	(6.6)%	(8.1)%
Impact on loss ratio:
Insurance	(0.6)%	(0.4)%	(0.4)%	(1.6)%	(2.6)%	(0.5)%	(1.6)%
Reinsurance	(11.3)%	(12.6)%	(23.4)%	(16.7)%	(23.6)%	(15.1)%	(22.0)%
Mortgage	(7.8)%	(11.5)%	(9.6)%	(6.0)%	(3.2)%	(9.6)%	(7.9)%
Total	(5.4)%	(6.5)%	(8.3)%	(6.5)%	(8.9)%	(6.7)%	(8.5)%
Impact on acquisition expense ratio:
Insurance	0.3%	0.2%	0.1%	0.1%	0.3%	0.3%	0.3%
Reinsurance	0.6%	0.3%	(1.0)%	0.0%	(0.4)%	0.0%	0.8%
Mortgage	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total	0.3%	0.1%	(0.2)%	0.1%	0.1%	0.1%	0.4%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$214,462	$8,475	$2,494	$23,725	$1,774	$225,431	$22,794
Reinsurance	133,355	16,367	9,852	10,349	8,931	159,574	28,410
Total	$347,817	$24,842	$12,346	$34,074	$10,705	$385,005	$51,204
Impact on combined ratio:
Insurance	40.1%	1.6%	0.5%	4.6%	0.3%	14.5%	1.5%
Reinsurance	41.2%	5.2%	4.0%	4.1%	3.5%	18.1%	3.5%
Total	30.7%	2.3%	1.2%	4.0%	1.3%	12.0%	2.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2017		2017		2017		2016		2016
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$13,792,903	70.0%	$13,671,011	71.3%	$13,745,932	73.0%	$13,426,577	72.0%	$11,026,929	68.7%
Fixed maturities, at fair value (3)	413,611	2.1%	408,413	2.1%	408,986	2.2%	364,856	2.0%	423,733	2.6%
Fixed maturities pledged under securities lending agreements, at fair value	524,748	2.7%	603,268	3.1%	523,101	2.8%	730,341	3.9%	442,099	2.8%
Total fixed maturities	14,731,262	74.8%	14,682,692	76.6%	14,678,019	77.9%	14,521,774	77.9%	11,892,761	74.1%

Equity securities available for sale, at fair value	477,143	2.4%	461,017	2.4%	428,594	2.3%	518,041	2.8%	521,587	3.3%
Equity securities, at fair value (3)	65,420	0.3%	61,906	0.3%	55,311	0.3%	25,328	0.1%	27,644	0.2%
Equity securities pledged under securities lending agreements, at fair value	3,464	0.0%	6,853	0.0%	2,468	0.0%	14,639	0.1%	11,658	0.1%
Total equity securities	546,027	2.8%	529,776	2.8%	486,373	2.6%	558,008	3.0%	560,889	3.5%

Other investments available for sale, at fair value	260,339	1.3%	248,661	1.3%	228,437	1.2%	167,970	0.9%	168,243	1.0%
Other investments, at fair value (3)	1,236,192	6.3%	1,175,234	6.1%	1,131,797	6.0%	1,108,871	6.0%	1,065,853	6.6%
Total other investments	1,496,531	7.6%	1,423,895	7.4%	1,360,234	7.2%	1,276,841	6.9%	1,234,096	7.7%

Investments accounted for using the equity method (4)	962,574	4.9%	948,856	4.9%	861,607	4.6%	811,273	4.4%	797,542	5.0%

Short-term investments available for sale, at fair value	1,646,036	8.4%	914,356	4.8%	803,619	4.3%	612,005	3.3%	1,184,408	7.4%
Short-term investments, at fair value (3)	77,045	0.4%	52,419	0.3%	75,559	0.4%	64,542	0.3%	—	0.0%
Total short-term investments	1,723,081	8.7%	966,775	5.0%	879,178	4.7%	676,547	3.6%	1,184,408	7.4%

Cash	805,210	4.1%	676,391	3.5%	656,188	3.5%	768,049	4.1%	511,784	3.2%

Securities transactions entered into but not settled at the balance sheet date	(568,498)	(2.9)%	(54,676)	(0.3)%	(87,990)	(0.5)%	23,697	0.1%	(138,760)	(0.9)%
Total investable assets held by the Company	$19,696,187	100.0%	$19,173,709	100.0%	$18,833,609	100.0%	$18,636,189	100.0%	$16,042,720	100.0%

Average effective duration (in years)	3.14		3.41		3.36		3.64		3.31
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA-/Aa3		AA/Aa2
Embedded book yield (before investment expenses)	2.20%		2.27%		2.23%		2.03%		1.78%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$57,151	$63,929	$47,566	$74,893	$67,032
Investments accounted for using the fair value option	2,457,366	2,129,436	1,976,467	1,857,623	1,872,343
Securities sold but not yet purchased	(72,682)	(69,273)	(59,430)	(33,157)	(52,195)
Securities transactions entered into but not settled at the balance sheet date	(137,014)	(191,534)	(61,981)	(41,596)	(50,169)
Total investable assets included in ‘other’ segment	$2,304,821	$1,932,558	$1,902,622	$1,857,763	$1,837,011

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Composition of net investment income (1):
Fixed maturities	$84,602	$83,656	$82,781	$60,402	$58,542	$251,039	$181,908
Term loan investments (2)	3,438	3,881	3,114	9,626	6,397	10,433	16,924
Equity securities (dividends)	3,210	3,976	2,966	2,450	3,633	10,152	11,373
Short-term investments	2,514	1,669	1,441	1,720	823	5,624	1,899
Other (3)	14,800	14,417	18,120	9,220	8,706	47,337	30,530
Gross investment income	108,564	107,599	108,422	83,418	78,101	324,585	242,634
Investment expenses	(14,437)	(15,079)	(12,610)	(13,313)	(11,819)	(42,126)	(35,546)
Net investment income	$94,127	$92,520	$95,812	$70,105	$66,282	$282,459	$207,088
Per share	$0.70	$0.66	$0.69	$0.56	$0.53	$2.03	$1.66

Investment income yield, at amortized cost (1) (4):
Pre-tax	2.00%	2.04%	2.13%	1.92%	1.81%	2.04%	1.95%
After-tax	1.74%	1.81%	1.89%	1.80%	1.70%	1.80%	1.79%

Total return (1) (5):
Including effects of foreign exchange	1.60%	1.63%	1.70%	(1.89)%	0.88%	5.05%	4.03%
Excluding effects of foreign exchange	1.26%	1.29%	1.64%	(1.66)%	0.91%	4.24%	4.07%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

(3)	Includes income on other investments, funds held balances, cash balances and other.

(4)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(5)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At September 30, 2017
Corporates	$4,588,758	$49,576	$(22,303)	$27,273	$4,561,485	100.6%	31.1%
U.S. government and government agencies	3,761,612	3,303	(20,246)	(16,943)	3,778,555	99.6%	25.5%
Municipal bonds	2,353,234	31,202	(7,614)	23,588	2,329,646	101.0%	16.0%
Non-U.S. government securities	1,554,956	49,570	(21,647)	27,923	1,527,033	101.8%	10.6%
Asset-backed securities	1,550,494	9,053	(4,748)	4,305	1,546,189	100.3%	10.5%
Commercial mortgage-backed securities	584,730	3,114	(4,377)	(1,263)	585,993	99.8%	4.0%
Residential mortgage-backed securities	337,478	5,078	(2,540)	2,538	334,940	100.8%	2.3%
Total	$14,731,262	$150,896	$(83,475)	$67,421	$14,663,841	100.5%	100.0%

At December 31, 2016
Corporates	$4,696,079	$27,606	$(46,905)	$(19,299)	$4,715,378	99.6%	32.3%
U.S. government and government agencies	2,804,811	9,319	(24,437)	(15,118)	2,819,929	99.5%	19.3%
Municipal bonds	3,713,434	8,554	(29,154)	(20,600)	3,734,034	99.4%	25.6%
Non-U.S. government securities	1,142,735	19,036	(56,872)	(37,836)	1,180,571	96.8%	7.9%
Asset-backed securities	1,123,987	6,897	(6,526)	371	1,123,616	100.0%	7.7%
Commercial mortgage-backed securities	536,051	2,876	(6,508)	(3,632)	539,683	99.3%	3.7%
Residential mortgage-backed securities	504,677	4,794	(8,357)	(3,563)	508,240	99.3%	3.5%
Total	$14,521,774	$79,082	$(178,759)	$(99,677)	$14,621,451	99.3%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2017		2017		2017		2016		2016
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$4,040,392	27.4%	$3,710,580	25.3%	$3,583,162	24.4%	$3,210,899	22.1%	$3,579,338	30.1%
AAA	4,048,800	27.5%	4,094,499	27.9%	4,102,307	27.9%	3,918,739	27.0%	3,383,665	28.5%
AA	2,406,692	16.3%	2,572,277	17.5%	2,543,908	17.3%	3,148,226	21.7%	2,137,615	18.0%
A	2,285,336	15.5%	2,358,636	16.1%	2,441,692	16.6%	2,338,834	16.1%	1,581,646	13.3%
BBB	1,110,089	7.5%	1,123,667	7.7%	1,210,249	8.2%	1,203,942	8.3%	470,613	4.0%
BB	291,798	2.0%	281,402	1.9%	278,639	1.9%	226,321	1.6%	277,589	2.3%
B	231,880	1.6%	214,189	1.5%	198,953	1.4%	156,405	1.1%	163,327	1.4%
Lower than B	90,947	0.6%	86,490	0.6%	97,058	0.7%	90,833	0.6%	101,602	0.9%
Not rated	225,328	1.5%	240,952	1.6%	222,051	1.5%	227,574	1.6%	197,366	1.7%
Total fixed maturities, at fair value	$14,731,262	100.0%	$14,682,692	100.0%	$14,678,019	100.0%	$14,521,774	100.0%	$11,892,761	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$564,970	3.8%	$619,654	4.2%	$665,855	4.5%	$582,729	4.0%	$308,548	2.6%
Due after one year through five years	7,783,422	52.8%	7,478,786	50.9%	7,450,643	50.8%	6,367,486	43.8%	5,484,120	46.1%
Due after five years through ten years	3,579,082	24.3%	3,624,647	24.7%	3,425,268	23.3%	4,753,999	32.7%	2,873,200	24.2%
Due after 10 years	331,086	2.2%	354,066	2.4%	482,150	3.3%	652,845	4.5%	790,392	6.6%
	12,258,560	83.2%	12,077,153	82.3%	12,023,916	81.9%	12,357,059	85.1%	9,456,260	79.5%
Mortgage-backed securities	337,478	2.3%	344,572	2.3%	425,235	2.9%	504,677	3.5%	577,097	4.9%
Commercial mortgage-backed securities	584,730	4.0%	521,272	3.6%	590,521	4.0%	536,051	3.7%	618,235	5.2%
Asset-backed securities	1,550,494	10.5%	1,739,695	11.8%	1,638,347	11.2%	1,123,987	7.7%	1,241,169	10.4%
Total fixed maturities, at fair value	$14,731,262	100.0%	$14,682,692	100.0%	$14,678,019	100.0%	$14,521,774	100.0%	$11,892,761	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2017		2017		2017		2016		2016
Sector:
Industrials	$2,336,468	50.9%	$2,471,700	53.8%	$2,723,799	55.6%	$2,617,467	55.7%	$1,637,201	50.4%
Financials	1,651,416	36.0%	1,519,340	33.0%	1,424,620	29.1%	1,321,493	28.1%	1,056,883	32.5%
Utilities	260,491	5.7%	284,356	6.2%	337,051	6.9%	366,440	7.8%	178,199	5.5%
Covered bonds	116,864	2.5%	127,022	2.8%	160,840	3.3%	182,132	3.9%	168,133	5.2%
All other (2)	223,519	4.9%	195,870	4.3%	256,290	5.2%	208,547	4.4%	210,005	6.5%
Total fixed maturities, at fair value	$4,588,758	100.0%	$4,598,288	100.0%	$4,902,600	100.0%	$4,696,079	100.0%	$3,250,421	100.0%

Credit quality distribution (3):
AAA	$460,374	10.0%	$464,732	10.1%	$551,784	11.3%	$470,072	10.0%	$429,523	13.2%
AA	988,435	21.5%	947,849	20.6%	912,162	18.6%	819,071	17.4%	788,465	24.3%
A	1,745,690	38.0%	1,791,532	39.0%	1,898,080	38.7%	1,842,796	39.2%	1,193,288	36.7%
BBB	855,066	18.6%	862,117	18.7%	988,633	20.2%	1,054,202	22.4%	348,405	10.7%
BB	217,495	4.7%	208,913	4.5%	206,124	4.2%	190,913	4.1%	195,010	6.0%
B	155,985	3.4%	149,071	3.2%	157,467	3.2%	138,910	3.0%	140,582	4.3%
Lower than B	27,571	0.6%	28,872	0.6%	31,003	0.6%	28,866	0.6%	28,228	0.9%
Not rated	138,142	3.0%	145,202	3.2%	157,347	3.2%	151,249	3.2%	126,920	3.9%
Total fixed maturities, at fair value	$4,588,758	100.0%	$4,598,288	100.0%	$4,902,600	100.0%	$4,696,079	100.0%	$3,250,421	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2017 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Apple Inc.	$144,561	3.2%	0.7%	AA+/Aa1
Microsoft Corporation	131,597	2.9%	0.7%	AAA/Aaa
JPMorgan Chase & Co.	116,451	2.5%	0.6%	A-/A3
The Bank of New York Mellon Corporation	89,245	1.9%	0.5%	A/A1
Citigroup Inc.	87,285	1.9%	0.4%	A-/A3
Wells Fargo & Company	82,560	1.8%	0.4%	A/A2
New York Life Insurance Company	74,684	1.6%	0.4%	AA+/Aaa
Massmutual Global Funding II C	72,581	1.6%	0.4%	AA+/Aa2
MetLife, Inc.	71,893	1.6%	0.4%	AA-/Aa3
American Express Company	69,096	1.5%	0.4%	A-/A2
Total	$939,953	20.5%	4.8%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities and Eurozone Investments

The following table provides the composition of the Company’s structured securities at September 30, 2017 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$274,710	$9,510	$4,283	$5,171	$976	$42,828	$337,478
Commercial mortgage-backed securities	4,071	413,250	16,614	19,781	59,435	71,579	584,730
Asset-backed securities	—	1,220,059	4,816	150,836	82,403	92,380	1,550,494
Total	$278,781	$1,642,819	$25,713	$175,788	$142,814	$206,787	$2,472,702

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

The fair value of the Company’s Eurozone investments are as follows at September 30, 2017 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans	and Other	Total
Country (2):
Netherlands	$100,463	$25,732	$71,001	$5,287	$1,868	$204,350
Germany	103,751	9,566	18,365	35,399	8,529	175,610
Belgium	47,890	7,324	198	—	—	55,412
Luxembourg	—	11,654	4,951	18,624	—	35,229
France	1,011	2,250	4,767	5,263	18,622	31,914
Austria	16,120	—	—	—	—	16,120
Spain	—	—	1,696	—	10,192	11,889
Ireland	—	5,509	1,189	2,670	—	9,369
Italy	—	1,685	—	1,445	5,497	8,626
Finland	—	—	—	4,306	—	4,306
Portugal	—	—	—	—	549	549
Greece	—	—	—	—	402	402
Total	$269,236	$63,720	$102,168	$72,995	$45,659	$553,777

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at September 30, 2017.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

28

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. UGC transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to the UGC acquisition. During the 2016 fourth quarter, UGC transaction costs and other included non-recurring expenses related to a change in the Company’s approach on the deferral of certain internal underwriting costs which are no longer being deferred. The Company believes that UGC transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series C preferred shares in September 2017 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settle obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
The Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Net income (loss) available to Arch common shareholders	$(52,760)	$173,818	$241,909	$62,396	$247,388	$362,967	$602,272
Net realized (gains) losses	(64,344)	(18,452)	(29,134)	98,477	(99,159)	(111,930)	(175,558)
Net impairment losses recognized in earnings	1,878	1,730	1,807	13,593	3,867	5,415	16,849
Equity in net (income) loss of investment funds accounted for using the equity method	(31,090)	(32,706)	(48,088)	(16,421)	(16,662)	(111,884)	(32,054)
Net foreign exchange (gains) losses	27,811	38,012	19,796	(35,547)	4,054	85,619	3,560
UGC transaction costs and other	2,990	2,675	15,584	34,587	7,142	21,249	7,142
Loss on redemption of preferred shares	6,735	—	—	—	—	6,735	—
Income tax expense (benefit) (1)	1,647	3,842	(3,909)	(15,557)	2,970	1,580	13,705
After-tax operating income (loss) available to Arch common shareholders	$(107,133)	$168,919	$197,965	$141,528	$149,600	$259,751	$435,916

Diluted per common share results (2):
Net income (loss) available to Arch common shareholders	$(0.39)	$1.25	$1.74	$0.50	$1.98	$2.61	$4.84
Net realized (gains) losses	(0.48)	(0.13)	(0.21)	0.78	(0.79)	(0.80)	(1.41)
Net impairment losses recognized in earnings	0.02	0.01	0.01	0.11	0.03	0.04	0.14
Equity in net (income) loss of investment funds accounted for using the equity method	(0.23)	(0.24)	(0.34)	(0.13)	(0.13)	(0.80)	(0.27)
Net foreign exchange (gains) losses	0.21	0.27	0.14	(0.28)	0.03	0.61	0.03
UGC transaction costs and other	0.02	0.02	0.11	0.27	0.06	0.15	0.06
Loss on redemption of preferred shares	0.05	0.00	0.00	0.00	0.00	0.05	0.00
Income tax expense (benefit) (1)	0.01	0.03	(0.03)	(0.12)	0.02	0.01	0.11
After-tax operating income (loss) available to Arch common shareholders	$(0.79)	$1.21	$1.42	$1.13	$1.20	$1.87	$3.50

Weighted average common shares and common share equivalents outstanding - diluted (2)	134,885,451	139,244,646	139,047,672	125,427,259	124,931,653	139,222,324	124,528,174

Beginning common shareholders’ equity	$8,126,332	$7,833,289	$7,481,163	$6,538,983	$6,340,583	$7,481,163	$5,841,542
Ending common shareholders’ equity	8,138,589	8,126,332	7,833,289	7,481,163	6,538,983	8,138,589	6,538,983
Average common shareholders’ equity (3)	$8,132,461	$7,979,811	$7,657,226	$6,471,392	$6,439,783	$7,809,876	$6,190,263

Annualized return on average common equity (3)	(2.6)%	8.7%	12.6%	3.9%	15.4%	6.2%	13.0%
Annualized operating return on average common equity (3)	(5.3)%	8.5%	10.3%	8.7%	9.3%	4.4%	9.4%

(1)
Income tax expense on net realized gains or losses, net impairment losses recognized in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

(2)
Due to the net loss recorded in the 2017 third quarter, weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

(3)
For the 2016 fourth quarter, average common shareholders’ equity and the related returns on average common equity reflect the weighted impact of the $1.10 billion of convertible non-voting common equivalent preferred shares, which were issued on December 31, 2016 as part of the UGC acquisition.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Arch Operating Income Components (1):
Income (loss) before income taxes	$(23,487)	$218,177	$279,503	$59,611	$260,385	$474,193	$650,493
Net realized (gains) losses	(64,104)	(18,046)	(28,512)	99,149	(95,946)	(110,662)	(168,735)
Net impairment losses recognized in earnings	1,878	1,730	1,807	13,593	3,867	5,415	16,849
Equity in net (income) loss of investment funds accounted for using the equity method	(31,090)	(32,706)	(48,088)	(16,421)	(16,662)	(111,884)	(32,054)
Net foreign exchange (gains) losses	27,785	37,821	19,845	(35,221)	4,232	85,451	3,812
UGC transaction costs and other	2,990	2,675	15,584	34,587	7,142	21,249	7,142
Pre-tax operating income (loss)	(86,028)	209,651	240,139	155,298	163,018	363,762	477,507
Arch share of ‘other’ segment operating income (loss) (2)	(2,210)	942	1,350	1,109	2,324	82	4,827
Pre-tax operating income (loss) available to Arch (b)	(88,238)	210,593	241,489	156,407	165,342	363,844	482,334
Income tax expense (a)	(6,526)	(30,325)	(32,306)	(3,262)	(10,258)	(69,157)	(29,965)
After-tax operating income (loss) available to Arch	(94,764)	180,268	209,183	153,145	155,084	294,687	452,369
Preferred dividends	(12,369)	(11,349)	(11,218)	(11,617)	(5,484)	(34,936)	(16,453)
After-tax operating income (loss) available to Arch common shareholders	$(107,133)	$168,919	$197,965	$141,528	$149,600	$259,751	$435,916

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	(7.4)%	14.4%	13.4%	2.1%	6.2%	19.0%	6.2%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Balances in ‘other’ segment:
Underwriting income (loss)	$(34,555)	$(2,643)	$(2,295)	$(3,266)	$1,379	$(39,493)	$(1,289)
Net investment income	22,332	18,604	22,062	20,946	27,336	62,998	68,603
Interest expense	(3,246)	(2,837)	(2,920)	(3,058)	(3,019)	(9,003)	(9,730)
Preferred dividends	(4,586)	(4,586)	(4,584)	(4,588)	(4,588)	(13,756)	(13,761)
Pre-tax operating income (loss) available to common shareholders	(20,055)	8,538	12,263	10,034	21,108	746	43,823
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$(2,210)	$942	$1,350	$1,109	$2,324	$82	$4,827

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Debt:
ACGL Senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$297,030	$297,007	$296,979	$296,957	$296,936
Arch-U.S. Senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,596	494,572	494,548	494,525	494,501
Arch Finance Senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	495,955	495,868	495,778	495,689	—
Arch Finance Senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	445,145	445,123	445,105	445,087	—
Revolving credit agreement borrowings, due October 26, 2021 (variable)	400,000	500,000	500,000	500,000	100,000
Total debt	$2,132,726	$2,232,570	$2,232,410	$2,232,258	$891,437

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$92,555	$322,555	$322,555	$322,555	$325,000
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	230,000	—	—	—	—
Common shareholders’ equity (a)	8,138,589	8,126,332	7,833,289	7,481,163	6,538,983
Total shareholders’ equity available to Arch	$8,911,144	$8,898,887	$8,605,844	$8,253,718	$7,313,983

Total capital available to Arch	$11,043,870	$11,131,457	$10,838,254	$10,485,976	$8,205,420

Common shares outstanding, net of treasury shares (b)	136,540,573	136,354,159	135,790,306	135,550,337	122,675,197

Book value per common share (4) (a)/(b)	$59.61	$59.60	$57.69	$55.19	$53.30

Leverage ratios:
Senior notes/total capital available to Arch	15.7%	15.6%	16.0%	16.5%	9.6%
Revolving credit agreement borrowings/total capital available to Arch	3.6%	4.5%	4.6%	4.8%	1.2%
Debt/total capital available to Arch	19.3%	20.1%	20.6%	21.3%	10.9%
Preferred/total capital available to Arch	7.0%	6.9%	7.1%	7.4%	9.4%
Debt and preferred/total capital available to Arch	26.3%	27.0%	27.7%	28.7%	20.3%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), and fully and unconditionally guaranteed by ACGL.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by ACGL.

(4)	Excludes the effects of stock options and restricted stock units outstanding.

The Company has not repurchased any shares in the periods presented. The following table provides the cumulative impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Cumulative
September 30,
2017
Effect of share repurchases:
Aggregate cost of shares repurchased	$3,682,661
Shares repurchased	125,223,844
Average price per share repurchased	$29.41

Remaining share repurchase authorization (1)	$446,501

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2019.

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